Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

OKLAHOMA FIREFIGHTERS

PENSION & RETIREMENT SYSTEM,

on behalf of itself and all other similarly situated,

Plaintiff,

v.

STEVEN A. DAVIS, LARRY C.

CORBIN, MICHAEL J. GASSER,

E. GORDON GEE, E.W. INGRAM III,

CHERYL KRUEGER, G. ROBERT LUCAS,

EILEEN MALLESCH, BRYAN G. STOCKTON,

PAUL S. WILLIAMS, and BOB EVANS

FARMS, INC.,

Defendants.

) ) ) ) ) C.A. No. 9271-VCN ) ) ) ) ) ) ) ) ) ) ) ) ) )

STIPULATION AND ORDER OF DISMISSAL

WHEREAS, on January 22, 2014, the above-captioned action was filed by Oklahoma Firefighters Pension & Retirement System (“Plaintiff”), on behalf of itself and others similarly situated, against defendants Steven A. Davis, Michael J. Gasser, E. Gordon Gee, E.W. Ingram III, Cheryl Krueger, G. Robert Lucas, Eileen Mallesch, Paul S. Williams, Larry C. Corbin and Bryan G. Stockton (“Director Defendants,”), as members of the board of directors (“Board”) of Bob Evans Farms, Inc. (the “Company” or “Bob Evans,” together with the Director Defendants, “Defendants”);

WHEREAS, Plaintiff alleged violations of the Delaware General Corporation Law and breaches of fiduciary duty in connection with the Director Defendants amending Section 8.01 of the Company’s bylaws to require approval by 80% of the outstanding shares for any stockholder-adopted bylaw amendment (the “November 2011 Amendment”);

WHEREAS, Plaintiff sought, inter alia, a declaration from the Court that the November 2011 Amendment is invalid and unenforceable;

WHEREAS, the Company publicly disclosed on January 28, 2014, in a Form 8-K filing, which was filed with the Court on January 29, 2014 (D.I. 6), that the Company’s bylaws were amended by eliminating the November 2011 Amendment and restoring the version of Section 8.01 previously approved by the Company’s stockholders;

WHEREAS, Plaintiff filed a letter with the Court on January 29, 2014, stating that, as a result of the Company’s decision to “eliminate[] the supermajority bylaw provision that was the subject of this action,” “[Plaintiff’s Counsel] believe[s] that we have fully accomplished our objective of vindicating the shareholders’ franchise rights and that our claims to invalidate the bylaw amendment as the product of a breach of fiduciary duty and a violation of Sections 109(a) and 228(a) of the Delaware General Corporation Law are now moot.” (D.I. 8);

WHEREAS, Plaintiff’s letter of January 29, 2014 further stated that the parties shall coordinate regarding the dismissal of the claims (D.I. 8);

WHEREAS, on May 9, 2014, Plaintiff filed a Motion for an Order Dismissing this Action as Moot and for an Award of Attorneys’ Fees and Expenses (D.I. 11);

WHEREAS, on May 28, 2014, Plaintiff served to Defendants Plaintiff’s Second Request for Production of Documents Directed to All Defendants (D.I. 13), which related to Plaintiff’s fee application;

WHEREAS, on June 9, 2014, Defendants filed an Answering Brief in Opposition to Plaintiff’s Motion for an Award of Attorneys’ Fees and Expenses (D.I. 14);

WHEREAS, on June 27, 2014, Defendants served to Plaintiff (a) Defendants’ Responses and Objections to Plaintiff’s Second Request for Production of Documents and (b) Defendants’ First Request for Production of Documents Directed to Plaintiff;

WHEREAS, on July 18, 2014, Defendants served to Plaintiff Defendants’ Amended Responses and Objections to Plaintiff’s Second Request for Production of Documents;

WHEREAS, on July 28, 2014, Plaintiff served to Defendants Plaintiff’s Objections and Responses to Defendants’ First Request for Production of Documents;

WHEREAS, on July 29, 2014, Plaintiff served to Defendants Plaintiff’s Objections and Responses to Defendants’ First Set of Interrogatories Directed to Plaintiff;

WHEREAS, Plaintiff and Defendants agree that Counts I and II of the Verified Complaint are moot;

WHEREAS, on August 6, 2014, Defendants agreed, in the exercise of business judgment, to pay Plaintiff’s counsel $400,000 in attorneys’ fees;

WHEREAS, Defendants deny any and all allegations of Plaintiff that Defendants engaged in wrongdoing in any way and deny that Plaintiff’s lawsuit had any causal effect with respect to the January, 2014 amendment of the Company’s bylaws. The Company states that it has agreed to settle Plaintiff’s application for an award of attorneys’ fees and expenses due the costs of defense of that application and litigation risk associated therewith.

IT IS HEREBY STIPULATED AND AGREED, pursuant to Rules 23(e) and 41(a) of the Rules of the Court of Chancery, subject to the approval of the Court, that:

1. Any Bob Evans stockholder who objects to the above-captioned action being dismissed as moot or otherwise wishes to be heard, shall personally or through counsel serve the following documentation electronically, or by hand or overnight mail, upon each of the following counsel identified below within thirty (30) days of the public filing with the Securities and Exchange Commission of the notice provided for in Paragraph 7 of this Order: (a) a written detailed statement of such person’s specific objections, identifying the name, address, and telephone number of the objector and, if represented, their counsel; (b) all documents and writings such person desires the Court to consider; and (c) written evidence that such person is a beneficial stockholder of Bob Evans. Any stockholder who fails to object within thirty (30) days of the public filing with the Securities and Exchange Commission of the notice provided in Paragraph 7 of this Order shall be deemed to have waived its objections;

2. In the event that any Bob Evans stockholder objects to the above-captioned action being dismissed as moot or otherwise wishes to be heard pursuant to Paragraph 1 of this Order, Plaintiff’s counsel shall file such objection, together with any documents received, with the Court within one (1) business day of receiving such objection;

3. In the event that any Bob Evans stockholder objects to the above-captioned action being dismissed as moot or otherwise wishes to be heard pursuant to Paragraph 1 of this Order, a hearing shall be held before the Court, in the Kent County Courthouse, 38 The Green, Dover, DE 19901, on October 13, 2014 at 2:00 p.m. (the “Hearing”). The Court has the right to adjourn the Hearing without further notice.

4. If no Bob Evans stockholder objects to the above-captioned action being dismissed as moot or otherwise wishes to be heard pursuant to Paragraph 1 of this Order, Count I of the Verified Complaint, which alleges that the Director Defendants breached their fiduciary duties by adopting the November 2011 Amendment for the purpose of entrenching themselves on the Company’s Board in violation of the fundamental franchise rights of Plaintiff and similarly situated stockholders in a manner that was not entirely fair, will be deemed dismissed as moot as against all Defendants without further order of the Court;

5. If no Bob Evans stockholder objects to the above-captioned action being dismissed as moot or otherwise wishes to be heard pursuant to Paragraph 1 of this Order, Count II of the Verified Complaint, which seeks a declaration that the November 2011 Amendment is invalid and unenforceable, will be deemed dismissed as moot as against all Defendants without further order of the Court;

6. Defendants shall pay to Plaintiff’s counsel attorneys’ fees in the amount of $400,000 within three (3) business days of the date upon which Counts I and II of the Verified Complaint are deemed dismissed as moot, such fees being deposited into a bank account designated by Plaintiff’s counsel.

7. Bob Evans shall file this Stipulation and Order of Dismissal as an attachment to a Form 8-K within three (3) business days of the entry of this Order. The filing by Bob Evans of this Stipulation and Order of Dismissal as an attachment to a Form 8-K constitutes adequate notice for purposes of Rule 23(e).

/s/ Joel Friedlander Joel Friedlander (Bar No. 3163) Friedlander & Gorris, P.A. 222 Delaware Avenue, Suite 1400 Wilmington, Delaware 19801 (302) 573-3500 Attorney for Plaintiff	/s/ Gregory P. Williams Gregory P. Williams (Bar No. 2168) RICHARDS LAYTON & FINGER, P.A. One Rodney Square 920 N. King Street Wilmington, Delaware 19801 (302) 651-7700 Attorney for Defendants

Dated: August 28, 2014

SO ORDERED, this 5th day of September, 2014

/s/ John W. Noble
Vice Chancellor John W. Noble

7